Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of The Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Arrow Financial Corporation (the "Company") on Form 10-Q for the period ended March 31, 2017, filed with the Securities and Exchange Commission (the "Report"), we, Thomas J. Murphy, Chief Executive Officer of the Company, and Terry R. Goodemote, Chief Financial Officer of the Company, hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(a)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 9, 2017

/s/ Thomas J. Murphy
Thomas J. Murphy
Chief Executive Officer

/s/ Terry R. Goodemote
Terry R. Goodemote
Chief Financial Officer